UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2021

Hippo Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39711	32-0662604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Forest Avenue

Palo Alto, California 94301

(650) 294-8463

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HIPO	New York Stock Exchange
Warrants to purchase common stock	HIPO.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Hippo Holdings Inc. (the “Company”) on August 5, 2021 (the “Original Report”) by (1) amending and restating the “Security Ownership of Certain Beneficial Owners and Management” table previously set forth in Item 2.01 of the Original Report, (2) adding Item 4.01 Item 5.05 and (3) amending the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (a) the unaudited condensed consolidated financial statements of Hippo Holdings Inc., a Delaware corporation formerly known as Hippo Enterprises Inc. (“Hippo”), as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and (b) the unaudited pro forma condensed combined financial information of RTPZ and Hippo as of and for the six months ended June 30, 2021. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any other developments at the Company subsequent to the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Hippo Holdings common stock following the consummation of the Business

Combination and the PIPE Investment by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Hippo Holdings common stock;

•	each of Hippo Holdings’ current named executive officers and directors; and

•	all current executive officers and directors of Hippo Holdings as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, Hippo Holdings believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Number of Shares of Hippo Holdings Common Stock	+60 Days Vested	Number of Shares Beneficially Owned	%
Name and Address of Beneficial Owner(1)(2)
Five Percent Holders:
Fifth Wall Ventures, L.P. and affiliates(3)	74,168,521	—	74,168,521	13.2%
LEN FW INVESTOR, LLC and affiliates(4)	29,339,123	—	29,339,123	5.2%
Mitsui Sumitomo Insurance Co., Ltd.(5)	39,555,425	—	39,555,425	7.0%
Bond Capital Fund, LP and affiliate (6)	30,003,193	—	30,003,193	5.3%
RPM Ventures III, L.P.(7)	30,644,982	—	30,644,982	5.4%
Directors and Executive Officers of Post-Business Combination:
Assaf Wand(8)	32,320,815	4,586,013	36,906,828	6.5%
Richard McCathron(9)	2,508,501	667,633	3,176,134	*
Eric Feder	—	—	—	—
Sam Landman	—	—	—	—
Hugh Frater(10)	1,076,362	—	1,076,362	*
Noah Knauf	—	—	—	—
Sandra Wijnberg(11)	—	81,130	81,130	*
Simon Fleming-Wood	—	—	—	—
Lori Dickerson Fouché	—	—	—	—
Amy Errett	—	—	—	—
Aviad Pinkovezky(12)	1,810,001	333,229	2,143,230	*
Ran Harpaz(13)	2,104,125	36,224	2,140,349	*
Stewart Ellis(14)	3,366,803	—	3,366,803	*
All Directors and Executive Officers of the Combined Company as a Group (13 individuals)	43,186,607	5,704,229	57,640,054	8.65%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Hippo Holdings Inc., 150 Forest Avenue, Palo Alto, California 94301.
(2)

Prior to the Closing, holders of record of RTPZ Class A ordinary shares and RTPZ Class B ordinary shares were entitled to one vote for each share held on all matters to be voted on by RTPZ shareholders and vote together as a single class, except as required by law; provided, that holders of RTPZ Class B ordinary shares had the right to elect all of RTPZ’s directors prior to the Closing, and holders of RTPZ’s Class A ordinary shares were not entitled to vote on the election of directors during such time. As a result of and upon the effective time of the Domestication, (a) each of the then issued and outstanding RTPZ Class A ordinary shares converted automatically, on a one-for-one basis, into a share of Hippo Holdings common stock and (b) each of the then issued and outstanding RTPZ Class B ordinary shares converted automatically, on a one-for-one basis, into a share of Hippo Holdings common stock.

(3)

Consists of 74,168,521 shares of Hippo Holdings common stock, of which (i) 51,447,246 are common stock directly held by Fifth Wall Ventures SPV IV L.P., (ii) 458,603 are common stock directly held by Fifth Wall Ventures SPV XVII, L.P. and (iii) 22,262,672 are common stock directly held by Fifth Wall Ventures, L.P. Fifth Wall Ventures, L.P. has granted LEN FW Investor, LLC an irrevocable voting proxy in respect of the shares referred to in clause (i) herein, which are held directly by Fifth Wall Ventures SPV IV L.P. The address of the above persons and entities is 11360 Mindanao Way, Suite 100B, Marina Del Rey, California 90292.

(4)

Consists of 29,339,123 shares of Hippo Holdings common stock, of which (i) 29,239,123 are common stock held directly by LEN FW Investor, LLC and (ii) 100,000 are PIPE Shares held by Lennar Ventures. The shares referred to in footnote 3 clause (i) herein are directly held by Fifth Wall Ventures SPV IV L.P. but may be deemed to be beneficially owned by LEN FW Investor, LLC as a result of an irrevocable voting proxy. Eric Feder is currently a member of our board of directors and an officer of the parent of LEN FW Investor, LLC. The address of the above persons and entities is 700 Northwest 107th Avenue, Miami, Florida 33172.

(5)	Consists of 39,555,425 shares of Hippo Holdings common stock. Mitsui Sumitomo Insurance Co., Ltd.’s address is 9, Kanda-Surugadai 3-chome, Chiyoda-Ku, Tokyo, Japan.
(6)

Consists of 30,003,193 shares of Hippo Holdings common stock held in the name of BOND Capital Fund, LP, as nominee, for the account of BOND Capital Fund, LP and BOND Capital Founders Fund, LP (together, the “BOND Funds”). Daegwon Chae, Juliet de Baubigny, Noah Knauf, Mary Meeker, Mood Rowghani, Jay Simons, and Paul Vronsky are managing members of BOND Capital Associates, LLC, the general partner of the BOND Funds, and share voting and dispositive power over the shares held for the account of the BOND Funds. The address of each of these entities is 100 The Embarcadero, San Francisco, California 94105.

(7)

Consists of 30,644,982 shares of Hippo Holdings, of which (i) 26,369,295 are common stock directly held by RPM Ventures III, L.P. and (ii) 4,275,687 are common stock directly held by BGW Ventures II, LP, an affiliate of RPM Ventures III, L.P. The address of the above persons and entities is 320 N. Main Street, Suite 400, Ann Arbor, Michigan 48104.

(8)

Consists of (i) 36,906,828 shares of Hippo Holdings common stock, of which approximately 17,087,948 shares are held by Mr. Wand and 15,232,867 shares are held by Mr. Wand as trustee of a trust, and (ii) approximately 4,586,013 shares of Hippo Holdings common stock issuable pursuant to Hippo options of which all are held by Mr. Wand and none are held by Mr. Wand as trustee of a trust.

(9)

Consists of (i) 4,324,332 shares of Hippo Holdings common stock, of which approximately 2,508,501 shares are held by Mr. McCathron and (ii) 667,633 shares of Hippo Holdings common stock issuable pursuant to Hippo options.

(10)

Consists of (i) 1,076,362 shares of Hippo Holdings common stock, all of which are held by Mr. Frater as trustee of a trust and (ii) no shares of Hippo Holdings common stock issuable pursuant to Hippo options.

(11)	Consists of (i) no shares of Hippo Holdings common stock and (ii) 81,130 shares of Hippo Holdings common stock issuable pursuant to Hippo options.
(12)

Consists of (i) 2,143,230 shares of Hippo Holdings common stock, of which 1,670,920 shares are held by Mr. Pinkovezky as trustee of a trust and 139,081 shares are held for the benefit of Mr. Pinkovezky by a separate trust and (ii) 333,229 shares of Hippo Holdings common stock issuable pursuant to Hippo options of which all are held by Mr. Pinkovezky and none are held by Mr. Pinkovezky as trustee of a trust.

(13)

Consists of (i) 2,277,981 shares of Hippo Holdings common stock, of which approximately 2,104,125 shares are held by Mr. Harpaz and (ii) 36,224 shares of Hippo Holdings common stock issuable pursuant to Hippo options.

(14)

Consists of (i) 3,366,803 shares of Hippo Holdings common stock, 3,108,425 of which are held by Mr. Ellis and 258,378 of which are held for the benefit of Mr. Ellis by a trust and (ii) no shares of Hippo Holdings common stock issuable pursuant to Hippo options.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective August 16, 2021, the Board of Directors of the Company approved the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm and the appointment of Ernst & Young LLP (“EY”)

as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. EY served as the independent auditor of Hippo Enterprises Inc. prior to the Transaction. Accordingly, Withum, RTPZ’s independent registered public accounting firm prior to the Transaction, was dismissed as the Company’s independent registered public accounting firm effective upon the completion of their review of the financial statements of RTPZ as of and for the periods ended June 30, 2021.

The audit report of Withum on RTPZ’s financial statements as of December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the fiscal year ended December 31, 2020, and the subsequent interim period through August 16, 2021, there were (i) no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to Withum’s satisfaction, would have caused Withum to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Withum with a copy of disclosures it is making in this Form 8-K and requested that Withum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Withum’s letter dated August 16, 2021 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Effective August 2, 2021, the board of directors of Hippo Holdings Inc. approved and adopted a new Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics is applicable to all members of the board of directors, officers, agents and employees of the Company, including the Company’s chief executive officer, chief financial officer and chief accounting officer or controller and any other persons performing similar functions. The Code of Ethics was adopted to reflect what the Company considers to be current best practices, enhance and expand on guiding principles and policies, promote awareness of ethical issues that covered persons may encounter and set forth how to address ethical issues that may arise.

The above description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics, a copy of which is filed as Exhibit 14.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Hippo as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Also included herewith as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations for Hippo for the three and six months ended June 30, 2021.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of RTPZ and Hippo as of June 30, 2021 and for the six months ended June 30, 2021 is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

14.1	Hippo Holdings Inc. Code of Business Conduct and Ethics.

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

99.1	Unaudited condensed consolidated financial statements of Hippo as of June 30, 2021 and for the three and six months ended June 30, 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Hippo for the three and six months ended June 30, 2021.

99.3	Unaudited pro forma condensed combined financial information of Reinvent Technology Partners Z and Hippo as of June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hippo Holdings Inc.

Date: August 16, 2021	By:	/s/ Assaf Wand
	Name:	Assaf Wand
	Title:	Chief Executive Officer